UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.             )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

SUSQUEHANNA BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

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SUSQUEHANNA BANCSHARES, INC.	Shareholder Meeting to be held on 05/08/09
** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials	Proxy Materials Available • Notice and Proxy Statement

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the

• Annual Report • Notice and Access Insert
more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 04/24/09.

SUSQUEHANNA BANCSHARES, INC. C/O AMERICAN STOCK TRANSFER & TRUST COMPANY 59 MAIDEN LANE PLAZA LEVEL NEW YORK, NY 10038	HOW TO VIEW MATERIALS VIA THE INTERNET Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS
	1) BYINTERNET	- www.proxyvote.com
	2) BYTELEPHONE	- 1-800-579-1639
	3) BYE-MAIL*	- sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

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Meeting Information		How To Vote
Meeting Type:	Annual	Vote In Person
Meeting Date: Meeting Time: For holders as of:	05/08/09 10:00 A.M., ET 03/11/09

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting, you will need to request a ballot to vote these shares.

Meeting Location:
The Hershey Lodge and Convention Center Great American Hall West Chocolate Avenue and University Drive Hershey, PA 17033

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Voting items

The Board of Directors recommends a vote “FOR” items 1, 2, 3 and 4:

1.	Elect six nominees to the Board of Directors for a one year term. NOMINEES:
	01)	Anthony J. Agnone, Sr.
	02)	Bruce A. Hepburn
	03)	Scott J. Newkam
	04)	M. Zev Rose
	05)	Christine Sears
	06)	Roger V. Wiest

2.	Approve the amendment and restatement of the Susquehanna Bancshares, Inc. 2005 Equity Compensation Plan.

3.	Approve, in an advisory vote, Susquehanna’s executive compensation.

4.	Ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accountants for the fiscal year ending December 31, 2009.

5.	In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented at the meeting or any adjournment thereof.

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